Exhibit 99.1

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Additional Information and Where to Find It

A stockholder meeting will be announced soon to obtain stockholder approval for the Contribution Agreement. Paramount intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the Contribution Agreement. The proxy statement will be mailed to Paramount’s stockholders. PARAMOUNT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRIBUTION AGREEMENT, PARAMOUNT AND VALERITAS. Investors and stockholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from Paramount, at 787 7th Avenue, 48th Floor, New York, NY 10019. Paramount and its officers and directors may be deemed to be participants in the solicitation of proxies from Paramount’s stockholders with respect to the Contribution Agreement. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Paramount and its respective executive officers and directors in the proposed Contribution Agreement by reading the proxy statement, which will be filed with the SEC.

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[LOGO]

Valeritas, LLC

Delivering Quality of Life

UBS Conference September 28, 2006

Safe Harbor Statement

•                              This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Paramount, Valeritas and their combined business after completion of the proposed business combination. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Paramount’s and BioValve’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:  compliance with government regulations; changes in legislation or regulatory environments, requirements or changes adversely affecting the medical device business, including changes in medicare reimbursement policies; fluctuations in customer demand; management of rapid growth; intensity of competition from or introduction of new and superior products by other providers of drug delivery technologies and pharmaceuticals; timing, approval and market acceptance of new product introductions; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Paramount’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The information set forth herein should be read in light of such risks. Neither Paramount nor Valeritas assumes any obligation to update the information contained in this presentation.

•                              Additional information concerning the transaction is included in the Current Report on Form 8-K filed on August 28, 2006 by Paramount with the Securities and Exchange Commission (the “SEC”). A stockholder meeting will be announced soon to obtain stockholder approval for the transactions. Paramount intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the transaction, which will be mailed to Paramount’s stockholders. PARAMOUNT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AGREEMENT, PARAMOUNT AND VALERITAS. Investors and stockholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from Paramount, at 787 7th Avenue, 48th Floor, New York, NY 10019.

•                              Paramount, BioValve and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Paramount’s stockholders with respect to the transaction. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Paramount, BioValve and their respective officers and directors in the proposed transaction by reading Paramount’s proxy statement, which will be filed with the SEC.

[LOGO]

Valeritas At A Glance

•                  Medical technology company developing proprietary, therapeutically beneficial drug delivery systems with initial focus on metabolic diseases

•                  Initial target: the $19 billion worldwide diabetes market

•                  Lead product: FDA-approved h-Patch™ for insulin delivery

•                  First single-use, fully disposable basal/bolus system to deliver insulin therapy

•                  Physiologically accurate, discrete and simple to use

•                  Projected launch: 2H 2007

•                  Broad pipeline of additional drug delivery technologies that can be applied to a range of other metabolic disorders

•                  Multiple internal combination products in development

•                  Strategy includes partnerships and out-licensing outside our therapeutic focus

Valeritas At A Glance

•                  Proven, incentive driven management team

•                  Multiple partnerships with global pharmaceutical companies

•                  Publicly-traded following transaction with Paramount Acquisition Corp.

•                  Expected close January 2007

•                  Solid cash position: $43.5 million (pro-forma)

•                  Strong IP position: 17 patents issued; 82 patents pending

Initial Target Market: Type 2 Diabetes

•                  $19 Billion total worldwide market

•                  $17 Billion in drugs

•                  $2 Billion in devices

•                  Approximately 177 Million suffer from diabetes worldwide

•                  U.S. Type 2 market growth being driven by obesity and aging

•                  WHO estimates that 90% of Type 2 diabetics are obese

•                  In 2005, CDC estimated total prevalence of diabetes was 20.8M people, or almost 7% of population

•                  Approx. 1.5 million Type I patients, growing 1% per year

•                  Approx. 19.3 million Type 2 patients, growing 12% per year

•                  Type 2 patient characteristics

•                  Patients on multiple daily injections

•                  Patient preference to eliminate multiple injections

•                  Non-compliance often leads to complications (e.g., amputation, heart disease, neuropathy, retinopathy, foot ulcers, etc.)

•                  Patients poorly controlled on >1 shot/day

•                  Need to address both fasting and prandial glucose more physiologically

•                  Patients transitioning from orals (OAD) to insulin

•                  Patients who have difficulty performing insulin injections

•                  Average age 50-60 years old, but range from 18-90 years old

Current data and guidelines support the need for more aggressive management of diabetes

•                  Well established that the closer to normal A1C the fewer the micro and macrovascular complications

•                  55% of patients have A1C greater than 7% (NHANES III)

•                  HEDIS most current guidelines establish A1C less than 7% as good control

•                  ADA/EASD Management of hyperglycemia in type 2 diabetes consensus algorithm for the initiation and adjustment of therapy support earlier and more aggressive use of insulin if patient’s A1C greater than 7%

Natural History of Type 2 Diabetes

(an insulin deficiency & insulin resistance disease)

[CHART]

Bergenstal RM et al. In: DeGroot LJ, Jameson JL, eds. Endocrinology. 4th ed. Philadelphia, Pa: WB

Saunders Co; 2001:821. Originally published in Type 2 Diabetes BASICS (Minneapolis, International Diabetes Center, 2000). Adapted with permission from International Diabetes Center

Patients with Type 2 diabetes need to address prandial glucose in addition to fasting glucose

Contributions of FBG and PPG to
Overall Glycemia in Type 2 Diabetes

[CHART]

FBG = fasting blood glucose; PPG = postprandial plasma glucose.

Adapted with permission from Monnier L et al. Diabetes Care.  2003;26:881-885.

Slides are provided solely for your personal medical information.

Clinical Validation of h-Patch

•                  h-Patch demonstrated improved post prandial glucose reductions

Days 1 to 7 Mean Change in Glucose Profile From Baseline

[CHART]

7-day Novolog study in type 2 subjects removed from Lantus and placed on the h-Patch

Majority of current insulin therapy does not address both basal and prandial insulin needs physiologically

•                  ~ 3.4 million Type 2 patients are on insulin

•                  Only 17% of them are on basal/bolus regimen

[CHART]

Source: Roper Starch 2005, Excludes patients on CSII therapy.

Diabetes Market Opportunity

Type 2 Therapy Progression: Current Paradigm

h-Patch Target Market (7.4 million of Patients)
			3 M	3.8 M	1.6 M

	Diet	1 OAD	2 OADs	3 OADs
Diagnosis	and				Insulin
	exercise				alone
OAD
Time from diagnosis				and
Average 5+ Years				insulin

Broaden Target Market Supported
by Phase IV Studies

Target Patient Characteristics	h-Patch Benefits

• Patients poorly controlled on =>1 shot Insulin / day	+ Physiologic intensive therapy
• Multiple daily injection patients having difficulty with compliance	+ Improved convenience/compliance
• Older patients who have difficulty performing insulin injections	+ Simple button operation, no visuals
• Patients transitioning from orals (OAD) to insulin	+ Less intimidating / discrete

Source: Roper Starch 2005

Diabetes Therapy

A Large and Growing Market

Over time, more than 50% of Type 2 patients will require insulin therapy to control their hyperglycemia(2)

h-Patch fills the gap between multiple daily injections and intensive therapy using complicated pumps

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Significant Market Opportunity with a Simplified Insulin Therapy

•                  Fills a major gap that exists with current delivery options

•                  Provides for physiologic delivery of insulin

•                  Facilitates earlier transition for patients failing oral anti-diabetics

•                  Improves compliance and utilization for insulin therapy

Today’s Type 1 Pumps

[GRAPHIC]

Target Type 1 Market Characteristics

•                  1 – 2 million Type 1 diabetics (5% - 10% of total)

•                  Educated, motivated patient population

•                  Crowded landscape with little pump differentiation

•                  Intensive patient support requirements

•                  Relatively price insensitive – limited alternatives

•                  Trend towards increased pump / sensor integration

•                  Restrictive tubing and infusion sets

h-patch: Physiologic Control for the Type 2 Patient

Target Type 2 Market Characteristics

•                  ~20 million Type 2 diabetics (~14 diagnosed)

•                  Majority not at target glucose levels

•                  Older and overweight patient

•                  Many different inadequate therapies

•                  Patients disease managed passively

•                  Cost-conscious reimbursement environment

•                  Trend to increase compliance through simplicity

The h-patch Type 2 Solution

h-patch Key Advantages

•                  Physiologic

•                  Simplicity

•                  Discretion

•                  Reliability

•                  Convenience

•                  Cost-effective

h-Patch™

Valeritas’ lead product for insulin delivery

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
1) Remove Adhesive Liner	2) Apply and Press Start	3) Simple & Discrete Bolus	4) Remove after 24-hours	5) Safe Disposal

•                  510K predicate device: FDA clearance

•                  Small, micro-infusion patch for discrete drug delivery into subcutaneous tissue

•                  Combines advantages of transdermal patches with accuracy and flexibility of conventional ambulatory pumps to help bridge the gap between pens and more complicated pump therapy

•                  Physiologically correct method of insulin delivery:

•                  Basal: Delivers continuous insulin dosing for 24 hours

•                  Bolus: Enables patient to deliver a selected dose at any / all meal times to better manage postprandial blood glucose*

Valeritas initial target market: 8.4 million U.S. patients

Top-of-Mind Physician Reactions

“Tight control, concealed unit, patient not need to be seen injecting.”

“It can replicate the physiologic basal/bolus insulin delivery of the body”

“Great idea—can’t believe it has not been thought of before. Will get much better control of A1C.”

“Has much promise. Easy to apply. Avoids multiple injections.”

“Cannot use multiple basal rates”

“No alarm to let you know it’s not working

“Bolus is too small for type 2 diabetics who are on larger doses.”

Top-of-Mind Patient Reactions

“It’s small, fairly discrete. It eliminates the problem of when I lose track of time and forget to take my insulin.”

“It’s only one injection a day that delivers both types of insulin, and you can vary the amount administered at meal time.”

“I think I would be more likely to take insulin if I could have this. I’ve been resisting when my doctor has talked about it.”

“There’s no need to take all the stuff with you when you travel – just this. It’s a lot more convenient.”

“Will the device hold for 24 hours”

“Not enough flexibility of dosing to account for changes in eating levels”

More Than 90% of PCPs and ENDOs Indicated That They Would Definitely or Probably Prescribe the h-Patch

[CHART]

Base:  PCPs (n=51); ENDOs (n=38). Q. 23. Assuming that the new product has the same level of formulary coverage as insulin pens do today, how likely are you to prescribe the new product for at least some of your patients?

Economics of Diabetes Treatments

Insulin continues to be highly cost-effective for reducing glucose

2006 ADA/EASD joint consensus algorithm for the initiation and adjustment of therapy for the management of hyperglycemia in type 2 diabetes calls for earlier and more aggressive use of insulin.

3 ORAL DIABETIC DRUGS

Drug Type	30 day supply

Biguanide (metformin) + Sulfonylureas combination drug	$73
Thiazolidinedione*	$180 – $195
TOTAL	$253 - $268

Exubera / Byetta Regimens

Drug Type		30 day supply

Biguanide (metformin) + Sulfonylureas combination drug		$73
Exubera**	15 mg’s	$170
Or Byetta*	10 mcg’s	$207
TOTAL		$243 - $280

Basal Plus ORAL Regimen

Drug Type	30 day supply

Thiazolidinedione*	$180
Insulin - Basal* 40 units	$90 - 122
TOTAL	$270 - $302

Valeritas + METFORMIN

Drug Class	30 day supply

Insulin* 50 units	$50 - $117
Valeritas h-Patch***	$135 - 150
Biguanide (metformin)*	$30
TOTAL	$225 - $297

Source:	* Red Book / Ready Price March 2006

** Estimated AWP based on June 2006 Pfizer Product Fact Sheet (WAC)

*** Preliminary estimate.

Physicians Exhibit High Willingness to Prescribe h-Patch at < $50 monthly Co-Pay.

[CHART]

h-Patch™ Rollout Strategy

Preparing for 2H 2007 Launch

Initial Phase:

• Build U.S. sales & marketing team	Ongoing

• Establish Highly Recognized Board of Scientific Advisors	Ongoing

• Initiate Phase IV marketing studies	Q4 2006

• Scale-up of existing pilot manufacturing facility	Q4 2006
• Initial capacity: 5-8 million units

• Complete Initial Phase IV studies	1H2007

• h-Patch U.S. initial market introduction	2H 2007
• (highly focused and targeted segment launch)

• Large scale manufacturing facility	2H 2008
• Initial capacity: 100 million units

Advantages of Launching POC device before Pre-filled device

•                  Allows Valeritas to obtain in market use data

•                  Increase market awareness of technology

•                  Educate Healthcare Professionals prior to Pre-fill Launch

•                  Does not restrict h-Patch market to any specific meal time insulin

•                  HCP’s / Patients utilize their meal time insulin of choice

•                  Minimizes formulary hurdles

•                  Plan / healthcare system can utilize their preferred meal time insulin(s)

•                  Distribution efficiencies

•                  Focused/target distribution during initial phase of launch

h-Patch™ Rollout Strategy

Preparing for 2H 2007 Launch

Second Phase:

• Expand sales force	2008
(to target high-insulin prescribing physicians)

• Pursue pre-filled insulin h-Patch reimbursement	2008

• Sign co-marketing deal with global partner and expand worldwide	2008

• Launch of second generation, pre-filled insulin h-Patch	2009

Broad Drug Delivery Portfolio

Proven Capabilities and Numerous Global Pharma Partnerships

Simple Solutions To Complex Problems

[GRAPHIC]	• Delivery of high viscosity antibody based drugs
• Co-therapy of injectable drugs in a single device
• Extended release of large solution drugs

[GRAPHIC]	• Delivery of large molecules previously limited by transdermals
• No pain or sensation on delivery
• Very low cost of manufacture
• Current internal programs in development
• PTH
• Desmopressin
• GLP-1

[GRAPHIC]	• Delivery of home injectable medications for chronic indications
• Enhance delivery of vaccines
• Simpler to use than a pen and eliminates sharps

Valeritas Key Milestones

•                  Close of transaction; anticipated Nasdaq listing

•                  Build-up of key infrastructure

•                  Prepare for launch of h-PatchTM

•                  Expand utility of h-PatchTM to other pharmaceuticals and co-therapy regimens in metabolism

•                  Partnerships for pipeline of delivery technologies

•                  Expand existing partnerships towards supply agreements and launch

•                  Establish additional partnerships and joint ventures to leverage platforms

Management

Experienced Team with Proven Track Record

Robert Gonnelli Chairman and Chief Executive Officer

Founded BioValve Technologies,1998. CEO of PDN Investments (manager of early stage companies focused on oncology, neurology, diabetes and medical technologies.) Founder - MCS Medical. Consultant to the boards of directors of Bioject Technologies, Inc. and Peregrine Pharmaceuticals. Former founder/CEO of TSM, Inc. Author and/or coauthor of 92 patents.

Ernie Toth Chief Financial Officer	Joined BioValve July 2006. Former VP & CFO of Pharmaceutical Formulations Inc.; spent 15 years with MacAndrews and Forbes.

Scott Huie Vice President Operations	Joined BioValve 2002. Prior VP, Operations for Fusion Medical Technologies. Held positions at Aradigm and Cygnus Therapeutic Systems, Ciba-Geigy and 3M Corporation.

John Timberlake EVP & General Manager of Metabolism	Joined Valeritas September 2006. Former VP, Diabetes Marketing for sanofi-aventis with pre-launch, launch and marketed product experience

Matthew Nguyen VP Integrated Healthcare Management & Analytics, Metabolism	Joined Valeritas September 2006. Over 10 years pharmaceutical industry experiences with broad range of marketing, healthcare and analytics across metabolism and CNS

Note: Management team will transition to Valeritas after closing

Steve Levesque Director, Engineering	Joined BioValve 2001. More than 25 years experience in medical device and laser optic product development/manufacturing. Former Engineering Project Manager at Harvest Technologies.

Daniel Connors Director, Process Engineering

Joined BioValve 2002. More than 20 years experience in pharmaceutical, medical device and combination drug product development/manufacturing. Former Process Development Manager at Baxter Healthcare and Fusion Medical Technologies.

Peter Larsen VP, Global Business Development	Joined BioValve 2003. More than 18 years experience in pharmaceutical, medical device and healthcare services. Former Director of Global Business development for Baxter Healthcare.

Note: Management team will transition to Valeritas after closing

[LOGO]

Valeritas, LLC

Delivering Quality of Life

September 2006